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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 15, 2004
                        (Date of earliest event reported)


                            RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                     0-32269             95-4596178
 (State or other jurisdiction of  (Commission File Number)  (IRS Employer
          incorporation)                                   Identification No.)

            5200 Great America Parkway, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 878-6500

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 Item 8.01 Other Events.

     On September 15, 2004, Riverstone Networks, Inc. issued a press release regarding the status of the completion of its fiscal year 2004 financial statements.


Item 9.01 Financial Statements and Exhibits.

(b)      Exhibits

         99.1     Press release dated September 15, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2004

                                                RIVERSTONE NETWORKS, INC.

                                                By:_____________________________

                                                Name: Roger A. Barnes
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           --------------
99.1              Press release dated September 15, 2004.